UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2010

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2010, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), issued a press release announcing that Clayton S. Rose has been elected to Freddie Mac's Board of Directors (the Board), effective as of that date. Mr. Rose will serve on the Business and Risk and Compensation Committees of the Board.

A copy of this press release is filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Mr. Rose is a finance executive with leadership experience in finance and investment organizations and with academic experience focused on financial services and managerial ethics. Mr. Rose, age 52, is Professor of Management Practice at the Harvard Business School, and has been a member of its faculty since July 2007. He was awarded a PhD in sociology (with distinction) from the University of Pennsylvania in the same year. He was an adjunct professor at the Stern School of Business at New York University from 2002 to 2004, and at the Graduate School of Business at Columbia University from 2002 to 2006. In 2001, Mr. Rose served as Vice Chairman and Chief Operating Officer of JP Morgan, the investment bank of J.P. Morgan Chase & Co. Previously, he worked at J.P. Morgan & Co. Incorporated from 1981 to 2000, where, among other positions, he was head of the Global Investment Banking and the Global Equities Divisions and served as a member of the firm’s executive committee. Mr. Rose is a member of the board of directors of XL Group plc, where he is a member of the Nominating, Governance and External Affairs Committee and Risk and Finance Committee. He is a trustee of the Howard Hughes Medical Institute and the National Opinion Research Center at the University of Chicago, and is a director of Public/Private Ventures. From November 2007 to March 2010, he served as Chairman of the board of managers of Highbridge Capital Management, an alternative investment management firm owned by JPMorgan Chase & Co. Mr. Rose previously served as a member of the boards of directors of Mercantile Bankshares Corporation from September 2003 to April 2007 and of Lexicon Pharmaceuticals, Inc. from September 2003 through October 2007.

Mr. Rose will receive compensation as a non-executive director of Freddie Mac as described in the Report on Form 8-K filed by Freddie Mac on December 23, 2008 and the Board Compensation Schedule attached as Exhibit 10.1 thereto, which Exhibit is incorporated herein by reference.

Freddie Mac will enter into an indemnification agreement with Mr. Rose, effective as of October 14, 2010. A copy of the form of indemnification agreement is attached as Exhibit 10.2 to Freddie Mac’s Report on Form 8-K filed on December 23, 2008 and is incorporated herein by reference. For a description of this indemnification agreement, see Freddie Mac’s Form 10-K/A filed on April 12, 2010.

Item 9.01.  Financial Statements and Exhibits.

  (d)  Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release, dated October 14, 2010, issued by Freddie Mac

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ John R. Dye

John R. Dye
SVP – Principal Deputy General Counsel, Corporate Affairs

Date: October 14, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated October 14, 2010, issued by Freddie Mac